UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 25, 2010

THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           As previously reported in the joint Information Statement/Proxy/Prospectus included in the Registration Statement on Form S-4, declared effective on January 26, 2010 and as thereafter amended and supplemented, and in the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4, filed with the SEC on March 1, 2010, following entry into the Agreement and Plan of Merger dated as of December 8, 2009, by and among The Talbots, Inc. (“Talbots” or the “Company”), BPW Acquistion Corp., a Delaware corporation (“BPW”), and a wholly-owned Talbots subsidiary, as amended effective February 16, 2010, Talbots management and BPW began discussions concerning possible 2009 annual incentive and retention arrangements for management.  Based on these discussions and the agreement of BPW, Talbots management proposed, and on February 25, 2010 at its regularly-scheduled meeting the Compensation Committee of the Talbots Board of Directors (the “Committee”) approved, a 2009 annual incentive and retention program for certain employees including executive officers.

A portion of the 2009 annual incentive awards is to be made contingent on the completion of the merger (the “financing incentive award”), and a portion of the 2009 annual incentive awards is based on Talbots having achieved improved 2009 operating financial results (the “operating performance incentive award”).

The aggregate payments to Talbots executive officers under the financing incentive award portion of the 2009 annual incentive award is $5,000,000  including $1,500,000 to our Chief Executive Officer, $1,250,000 to our Chief Operating Officer/Chief Financial Officer, $1,000,000 to our Executive Vice President/Chief Legal and Real Estate Officer, and $250,000 to each of the other executive officers. One-third of the financing incentive award payable to each individual would be awarded in cash and two-thirds of the financing incentive award is to be awarded in the form of special restricted stock units. Under such arrangements Talbots would (1) pay the cash portion at the closing of the merger, subject to continued employment through the closing of the merger, except that in the event of certain specified liquidity constraints Talbots may choose to delay payment for an additional three months beyond the closing, and (2) grant the special restricted stock unit awards (the “special RSUs”), to these employees at the closing of the merger. The special RSUs would vest on the first anniversary of the closing of the merger, subject to the employee’s continued employment through that date. The special RSUs would also vest upon a termination of employment prior to the first anniversary of the closing of the merger under circumstances qualifying the applicable employee for severance or in the event of the employee’s death or disability or in the event of the occurrence of a change in control following the consummation of the BPW merger, but would otherwise be forfeited upon a termination of employment prior to the first anniversary of closing of the merger.

The operating performance incentive award portion of the 2009 incentive program was approved by the Committee as a result of the Company’s improved operating performance for 2009, but payment is subject to the completion of the merger. An incentive pool of $4,000,000 is to be allocated as follows: (i) 50% of the total pool is payable to those management-level employees eligible under Talbots’ annual incentive program and (ii) 50% of the total pool is payable to all other Talbots associates. Of this amount, $240,000 would be payable to our Chief Executive Officer, $130,000 would be payable to our Chief Creative Officer, $75,000 would be payable to our Executive Vice President/Chief Legal and Real Estate Officer, and between $60,000 and $90,000 would be payable to each of the other executive officers, other than our Chief Operating Officer/Chief Financial Officer who is entitled to receive a fixed annual incentive payment payable outside of the 2009 annual incentive program pursuant to the terms of his employment agreement.

On February 25, 2010, the Committee also approved a 2010 annual incentive compensation program for Company management, including each of our executive officers.  Any awards earned under the 2010 incentive plan will be based on achievement against objective performance goals which are consistent with those set forth in our shareholder-approved 2003 Executive Stock Based Incentive Plan, as amended.

Section 8 – Other Events

Item 8.01 – Other Events.

The information set forth above under Item 5.02 is incorporated by reference into this Item 8.01.

Cautionary Statement and Certain Risk Factors to Consider

In addition to the information set forth in this Form 8-K, you should carefully consider the risk factors and risks and uncertainties included in each of Talbots and BPW’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this Form 8-K below.

This Form 8-K contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning Talbots or BPW’s outlook, future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, and other future financial performance or financial position, as well as assumptions underlying such information, constitute forward-looking information. Forward looking statements are based on a series of expectations, assumptions, estimates and projections about BPW and/or Talbots, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning liquidity, internal plans, regular-price and markdown selling, operating cash flows, and credit availability for all forward periods. Business and forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:

•	Talbots and BPW’s ability to satisfy the conditions to consummation of the contemplated transactions;

•	BPW’s and Talbots ability to obtain the necessary participation of BPW warrant holders in the exchange of BPW warrants for Talbots stock or warrants;

•	Talbots ability to satisfy the conditions to the $200 million credit commitment provided by GE or, failing that, to obtain sufficient alternative financing on a timely basis;

•	the availability of proceeds of the BPW trust account following any exercise by stockholders of their conversion rights and the incurrence of transaction expenses;

•
the continuing material impact of the deterioration in the U.S. economic environment over the past two years on Talbots business, continuing operations, liquidity, financing plans, and financial results, including substantial negative impact on consumer discretionary spending and consumer confidence, substantial loss of household wealth and savings, the disruption and significant tightening in the U.S. credit and lending markets, and potential long-term unemployment levels;

•
Talbots level of indebtedness and its ability to refinance or otherwise address its short-term debt maturities, including all Aeon short-term indebtedness due April 16, 2010, on the terms or in amounts needed to satisfy maturities and to address its longer-term liquidity and cash needs, as well as its working capital, strategic initiatives and other cash requirements;

•	any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other Talbots cash requirements;

•
satisfaction of all borrowing conditions under all Aeon credit facilities including no events of default, accuracy of all representations and warranties, solvency conditions, absence of material adverse effect or change, and all other borrowing conditions;

•	risk of any default under Talbots Aeon credit facilities;

•	Talbots ability to achieve its 2009 financial plan for operating results, working capital, liquidity and cash flows;

•
risks associated with Talbots appointment of and transition to a new exclusive global merchandise buying agent and that the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected, and risk that upon any cessation of the relationship for any reason Talbots would be able to successfully transition to an internal or other external sourcing function;

•
Talbots’ ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with extended payment of accounts payable and risk that suppliers could require earlier or immediate payment or other security due to any payment concern or timing;

•	risks and uncertainties in connection with any need to source merchandise from alternate vendors;

•	any disruption in Talbots’ supply of merchandise;

•	Talbots ability to successfully execute, fund, and achieve supply chain initiatives, anticipated lower inventory levels, cost reductions, and other initiatives;

•
the risk that anticipated benefits from the sale of the J. Jill brand business may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;

•	Talbots ability to accurately estimate and forecast future regular-price and markdown selling, operating cash flows and other future financial results and financial position;

•	the success and customer acceptance of Talbots merchandise offerings;

•	future store closings and success of and necessary funding for closing underperforming stores;

•	risk of impairment of goodwill and other intangible and long-lived assets; and

•	the risk of continued compliance with NYSE continued listing conditions.

All of the forward-looking statements are as of the date of this Form 8-K only. In each case, actual results may differ materially from such forward-looking information. Neither Talbots nor BPW can give any assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this Form 8-K or included in Talbots and/or BPW’s periodic reports filed with the Securities and Exchange Commission could materially and adversely affect Talbots and/or BPW’s continuing operations and Talbots and/or BPW’s future financial results, cash flows, prospects, and liquidity. Except as required by law, neither Talbots nor BPW undertakes or plans to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by Talbots and BPW following this Form 8-K which modify or impact any of the forward-looking statements contained in this Form 8-K will be deemed to modify or supersede such statements in this Form 8-K.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.  Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW.  The final Prospectus/Proxy Statement/Information Statement and a supplement thereto regarding the proposed merger transaction have been mailed to stockholders of Talbots and BPW.  In connection with the exchange offer, Talbots also has filed with the SEC a Registration Statement on Form S-4, a tender offer statement and other related documentation.  Investors and security holders are urged to read the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information.  Investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the final Prospectus/Proxy Statement/Information Statement, the supplement, the tender offer statement and any amendments or supplements thereto and other related documents filed by Talbots with the SEC when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500.  The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Arjay (Richard) Jensen, SVP at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3310.

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: March 3, 2010	By:	/s/ Richard T. O’Connell, Jr.
		Name:	Richard T. O’Connell, Jr.
		Title:	Executive Vice President, Real Estate,
Legal, Store Planning & Design and
Construction, and Secretary